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                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.




                                    FORM 8-K


                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): FEBRUARY 22, 1995

                             A. H. BELO CORPORATION
             (Exact name of registrant as specified in its charter)


   DELAWARE                     1-8598                         75-0135890
(State or other             (Commission File                 (IRS Employer
jurisdiction of                 Number)                   Identification Number)
incorporation)



      COMMUNICATIONS CENTER, 400 SOUTH RECORD STREET, DALLAS, TEXAS  75202
   (Address of principal executive offices)                        (Zip Code)


      Registrant's telephone number, including area code:  (214) 977-6606


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                                                              Page 1 of 6 pages.
                                                        Exhibit Index on page 4.
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Item 5.  OTHER EVENTS.

                 On February 22, 1995, A. H. Belo Corporation (the "Registrant") announced a two-for-one stock split in the form of a dividend on each outstanding share of the Registrant's Series A and Series B Common Stock. The record date for the split is May 19, 1995 and the payment date is June 9, 1995.

                 A copy of the Registrant's press release dated February 22, 1995 with respect to the stock split is filed as Exhibit 99.1 to this Report.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)     Exhibits.  The following exhibit is filed with this Report:

                          Exhibit 99.1 Press release of Registrant dated February 22, 1995





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        A. H. BELO CORPORATION



Date: MAY 1, 1995                       By:   /s/  Michael J. McCarthy
                                           ------------------------------------
                                                 Michael J. McCarthy
                                                 Senior Vice President,
                                                 General Counsel, and Secretary





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                                 EXHIBIT INDEX



             SEQUENTIALLY

EXHIBIT NUMBER                             DESCRIPTION
- --------------                             -----------
      99.1                                 Press release of Registrant
                                           dated February 22, 1995





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